Exhibit 99.1

April 26, 2010

EXPLORATION NEWS RELEASE

EL GALLO CONTINUES TO IMPRESS

Expanding Mineralized Zone to the East

247.1 gpt Silver over 30.8 Meters

TORONTO, ONTARIO (April 26, 2010) US GOLD CORPORATION (NYSE Amex: UXG) (TSX: UXG) is pleased to announce expansion and in-fill core drill results (Fig. 1) at the El Gallo Project in Sinaloa State, Mexico. The three best results of the twelve holes assayed since April 6, 2010 are: 7.2 ounces of silver per ton (opt) over 100.9 ft (feet) (247.1 grams per tonne silver over 30.8 meters (m), 5.7 opt silver over 110.7 ft (195.2 gpt silver over 33.8 m) and 4.5 opt silver over 100.4 ft (154.5 gpt silver over 30.6 m).

1) Mineralization Extended Along Strike

7.2 opt silver over 100.9 ft (247.1 gpt silver over 30.8 m)

Hole GAX124 intersected an impressive zone that returned 7.2 opt silver over 100.9 ft (247.1 gpt silver over 30.8 m) at a vertical depth of approximately 255 ft (80 m). This result is important because it’s the furthest core hole drilled along strike to the east and extends the mineralized zone by approximately 65 ft (20 m) (Fig 1). The strike of Main Zone now totals 1,600 ft (490 m) and remains open for possible expansion. Hole GAX123 extended the mineralization at depth. Highlights from these two holes are shown below:

Hole #	Silver	Length	From	To	Hole #	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)		(gpt)	(m)	(m)	(m)

GAX123	5.7	110.7	308.6	419.3	GAX123	195.2	33.8	94.1	127.8
Including	36.6	7.1	397.6	404.7	Including	1,254.9	2.2	121.2	123.4

GAX124	7.2	100.9	423.6	524.4	GAX124	247.1	30.8	129.1	159.9
Including	45.0	7.5	466.5	474.1	Including	1,543.0	2.3	142.2	144.5

All depths indicated in table are down hole

0.73 opt Ag (25 gpt Ag) cutoff

Allowable waste interval was 19.7 ft (6 m) of < 0.73 opt Ag (25 gpt Ag)

Numbers may not add due to rounding

True widths are unknown

2) Mineralization Extended to the South

4.5 opt silver over 100.4 ft (154.5 gpt silver over 30.6 m)

Drilling in the central portion of the Main Zone was designed to extend the mineralization encountered in core hole GAX082 (released March 1, 2010 and shown in the table below) to the south (Fig. 1, 3). Hole GAX115 successfully achieved this objective intersecting two thick zones of mineralization. The mineralization was extended laterally by approximately 100 ft (30 m) and remains open.

In addition, hole GAX117, which successfully confirmed an area of known mineralization, encountered a second unanticipated zone of high-grade that dips northeast (Fig 1, 4). Although narrow, this intercept includes the highest silver value ever recorded at  El Gallo returning 532.4 opt silver over 0.5 ft (18,244.5 gpt silver over 0.2 m) inside of a wider interval that returned 31.2 opt silver over 9.5 ft (1,071.1 gpt silver over 2.9 m). Highlights are shown below:

Hole #	Silver	Length	From	To	Hole#	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)		(gpt)	(m)	(m)	(m)

GAX082	3.0	176.8	14.8	191.6	GAX082	104.4	53.9	4.5	58.4
And	6.1	79.6	229.0	308.6	And	209.9	24.3	69.8	94.1
Including	15.3	19.7	232.3	252.0	Including	525.7	6.0	70.8	76.8
And	2.9	96.8	330.1	426.8	And	98.0	29.5	100.6	130.1
Including	17.8	2.3	353.3	355.6	Including	609.0	0.7	107.7	108.4
Including	16.3	2.6	421.9	424.5	Including	560.0	0.8	128.6	129.4
And	5.4	4.1	484.3	488.4	And	186.0	1.3	147.6	148.9
And	13.1	2.1	520.3	522.3	And	449.0	0.7	158.6	159.3

GAX115	1.7	25.6	13.5	39.0	GAX115	57.9	7.8	4.1	11.9
And	1.4	114.8	59.4	174.2	And	49.2	35.0	18.1	53.1
And	4.5	100.4	235.7	336.0	And	154.5	30.6	71.8	102.4
Including	61.3	1.6	275.6	277.2	Including	2,100.0	0.5	84.0	84.5
Including	30.3	3.8	323.7	327.4	Including	1,040.0	1.2	98.7	99.8

GAX117	1.5	37.9	0.0	37.9	GAX117	51.1	11.6	0.0	11.6
And	31.2	9.5	163.9	173.4	And	1,071.1	2.9	50.0	52.9
Including	532.4	0.5	166.7	167.2	Including	18,244.5	0.2	50.8	51.0

All depths indicated in table are down hole

0.73 opt Ag (25 gpt Ag) cutoff

Allowable waste interval was 19.7 ft (6 m) of < 0.73 opt Ag (25 gpt Ag)

Numbers may not add due to rounding

True widths are unknown

3) Mineralization Extended to the Northwest

Hole GAX116 successfully expanded the Main Zone’s mineralization laterally by 72 ft (22 m) (Fig 1, 5) to the northwest. In addition, this hole demonstrates good continuity of near surface mineralization. Highlights from this hole are shown below:

Hole #	Silver	Length	From	To	Hole#	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)		(gpt)	(m)	(m)	(m)

GAX116	4.2	37.2	0.0	37.2	GAX116	145.4	11.4	0.0	11.4
Including	17.1	6.2	27.9	34.1	Including	587.9	1.9	8.5	10.4

All depths indicated in table are down hole

0.73 opt Ag (25 gpt Ag) cutoff

Allowable waste interval was 19.7 ft (6 m) of < 0.73 opt Ag (25 gpt Ag)

Numbers may not add due to rounding

True widths are unknown

4) Connecting the Main and North Zone

Gap Continues to Close

One of the objectives of the 2010 drilling program has been to establish continuity between the Main and North Zones. Holes GAX108, GAX109 and GAX112 are the most recent holes from this area (four prior holes have been previously released). Current drill results between the Main and North Zones show that the gap continues to close (Fig 1, 6). If additional drilling is successful the area could conceivably be mined as one large open pit as opposed to two smaller pits.  Highlights are shown below:

Hole #	Silver	Length	From	To	Hole#	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)		(gpt)	(m)	(m)	(m)

GAX108	2.7	15.4	50.2	65.6	GAX108	91.6	4.7	15.3	20.0
And	43.5	9.2	247.4	256.6	And	1,491.3	2.8	75.4	78.2
Including	93.0	3.3	250.0	253.3	Including	3,190.0	1.0	76.2	77.2

GAX109	2.2	49.2	77.8	127.0	GAX109	76.2	15.0	23.7	38.7
Including	12.2	1.6	77.8	79.4	Including	417.0	0.5	23.7	24.2

GAX112	3.4	65.9	8.2	74.1	GAX112	117.0	20.1	2.5	22.6
Including	34.3	4.6	26.2	30.8	Including	1,175.0	1.4	8.0	9.4
And	4.6	22.5	372.9	395.4	And	158.5	6.9	113.7	120.5

All depths indicated in table are down hole

0.73 opt Ag (25 gpt Ag) cutoff

Allowable waste interval was 19.7 ft (6 m) of < 0.73 opt Ag (25 gpt Ag)

Numbers may not add due to rounding

True widths are unknown

5) In Fill Drilling Confirms Near Surface Mineralization

Increasing the Confidence Level

Recent delineation drilling occurred in areas where the mineralization is interpreted to be at or near surface. Results from these holes met expectations. Highlights are shown below.

Hole #	Silver	Length	From	To	Hole#	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)		(gpt)	(m)	(m)	(m)

GAX110	1.9	18.0	87.6	105.6	GAX110	66.7	5.5	26.7	32.2
And	1.5	60.5	147.6	208.2	And	52.1	18.5	45.0	63.5
Including	5.8	2.8	163.2	166.0	Including	200.0	0.9	49.8	50.6

GAX141	1.6	140.7	0.0	140.7	GAX141	53.4	42.9	0.0	42.9

All depths indicated in table are down hole

0.73 opt Ag (25 gpt Ag) cutoff

Allowable waste interval was 19.7 ft (6 m) of < 0.73 opt Ag (25 gpt Ag)

Numbers may not add due to rounding

True widths are unknown

Geological Technical Description of El Gallo

El Gallo is a low-sulfidation, epithermal silver deposit located within the Pie de la Sierra physiographic province of the Sierra Madre Occidental Range which is part of a Cretaceous to Tertiary magmatic arc with volcanic and associated sedimentary rocks that extends for hundreds of miles through northwestern Mexico. Cretaceous-Tertiary volcanic and volcaniclastic rocks rest upon a basement of Paleozoic and Mesozoic sedimentary and metamorphic rocks.  Intrusives of Late Cretaceous and Tertiary age cut these rocks locally.  Regionally, these intrusives are dominated by the granitic Sinaloa Batholith. El Gallo project is located near the margin of the Sinaloa Batholith.  Other shallow-level porphyritic intrusives also occur within the project area.  Silver mineralization is hosted in breccia and stockwork zones that occur primarily in the andesitic volcanic and intrusive rocks and to a lesser extent in quartz monzonite porphyry intrusive rocks. The shape of the mineralization has not yet been fully defined.

To view the 12 new core holes from this news release see Table 1. To view all 117 core holes drilled at El Gallo, please click: http://www.usgold.com/news/pdf/20090805  uxg  elgalloallholes.pdf

To view assays intervals from core holes GAX124, please click:

http://www.usgold.com/news/pdf/20100426/gax124.xls

ABOUT US GOLD (www.usgold.com)

US Gold Corporation is a Colorado incorporated gold and silver exploration company with a strong treasury, no debt and two significant land holdings, one in Nevada next to Barrick Gold’s multi-million ounce Cortez project, and the other in Mexico where an exciting high-grade silver discovery has been made. US Gold’s goal is to qualify for inclusion in the S&P 500 within 5 years. US Gold’s shares trade on the NYSE Amex and the Toronto Stock Exchange under the symbol UXG. US Gold has good market liquidity, trading 1.0 million shares daily, and is included in S&P/TSX and Russell indices.

QUALIFIED PERSON

This news release has been viewed and approved by John Read, US Gold’s consulting geologist, who is a Qualified Person as defined by National Instrument 43-101 and is responsible for program design and quality control of exploration undertaken by the Company at its Mexican exploration properties.

Samples from the core drilling were split on-site at the Company’s Magistral Mine property.  One quarter of the split drill core was shipped to ALS Chemex in Hermosillo for sample preparation and analysis by 4-acid digestion with ICP determination for silver and fire assay for gold. Samples returning greater than 1500 ppm silver or 10 ppm gold were re-analyzed using gravimetric fire assay. Standards and blanks were inserted every 20 samples.

All holes were drilled with HQ bits utilizing a CS-1500 truck-mounted core drill. Samples were taken based on lithologic and/or mineralized intervals and vary in length. The true width of the mineral zone has not yet been determined.

Certain statements contained herein and subsequent oral statements made by and on behalf of the Company may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and include, without limitation, statements regarding the Company’s results of exploration, plan of business operations, potential contractual arrangements, receipt of working capital, anticipated revenues and related expenditures. Factors that could cause actual results to differ materially include, among others, those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”. Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

For further information contact:

Stefan M. Spears VP, Projects Tel: (647) 258-0395 Toll Free: (866) 441-0690 Fax: (647) 258-0408	Mailing Address 99 George Street, 3rd Floor Toronto, ON M5A 2N4 E-mail: info@usgold.com

El Gallo Silver Project: Core Holes Assays
Table 1	April 26, 2010

Hole #	Silver	Length	From	Silver	Length	From	Azimuth	Dip	Easting	Northing
	(opt)	(ft)	(ft)	(gpt)	(m)	(m)

GAX104	1.9	9.4	59.9	66.3	2.9	18.3	350°	-80°	212020	2843174
And	0.9	92.5	101.7	32.4	28.2	31.0

GAX107	1.2	39.7	0.0	40.6	12.1	0.0	180°	-55°	212989	2843266

GAX108	2.7	15.4	50.2	91.6	4.7	15.3	190°	-45°	212030	2843321
And	43.5	9.2	247.4	1,491.3	2.8	75.4
Including	93.0	3.3	250.0	3,190.0	1.0	76.2

GAX109	2.2	49.2	77.8	76.2	15.0	23.7	185°	-50°	212055	2843372
Including	12.2	1.6	77.8	417.0	0.5	23.7

GAX110	1.9	18.0	87.6	66.7	5.5	26.7	350°	-50°	211888	2843185
And	1.5	60.5	147.6	52.1	18.5	45.0
Including	5.8	2.8	163.2	200.0	0.9	49.8

GAX112	3.4	65.9	8.2	117.0	20.1	2.5	350°	-45°	212244	2843281
Including	34.3	4.6	26.2	1,175.0	1.4	8.0
And	4.6	22.5	372.9	158.5	6.9	113.7

GAX115	1.7	25.6	13.5	57.9	7.8	4.1	350°	-70°	212256	2843186
And	1.4	114.8	59.4	49.2	35.0	18.1
And	4.5	100.4	235.7	154.5	30.6	71.8
Including	61.3	1.6	275.6	2,100.0	0.5	84.0
Including	30.3	3.8	323.7	1,040.0	1.2	98.7

Hole #	Silver	Length	From	Silver	Length	From	Azimuth	Dip	Easting	Northing
	(opt)	(ft)	(ft)	(gpt)	(m)	(m)

GAX116	4.2	37.2	0.0	145.4	11.4	0.0	210°	-70°	211906	2823325
Including	17.1	6.2	27.9	587.9	1.9	8.5

GAX117	1.5	37.9	0.0	51.1	11.6	0.0	-190°	-65°	211958	2843225
And	31.2	9.5	163.9	1,071.1	2.9	50.0
Including	532.4	0.5	166.7	18,244.5	0.2	50.8

GAX123	5.7	110.7	308.6	195.2	33.8	94.1	350°	-60°	212315	2843178
Including	36.6	7.1	397.6	1,254.9	2.2	121.2

GAX124	0.9	62.0	64.0	30.5	18.9	19.5	350°	-50°	212345	2843163
And	1.2	109.4	220.1	39.9	33.4	67.1
Including	5.6	7.7	304.5	193.2	2.4	92.8
And	7.2	100.9	423.6	247.1	30.8	129.1
Including	45.0	7.5	466.5	1,543.0	2.3	142.2

GAX141	1.6	140.7	0.0	53.4	42.9	0.0	184°	-65°	211878	2843223

All depths indicated in table are down hole

0.73 opt Ag (25 gpt Ag) cutoff

Allowable waste interval was 19.7 ft (6 m) of < 0.73 opt Ag (25 gpt Ag)

Numbers may not add due to rounding

NSV = No Significant Values

US★GOLD

Figure 1

El Gallo Drill Hole Locations - Plan (Aerial) View

April 26, 2010

Legend
Mineralized Footprint
April 26, 2010 Core Hole
Jan 2009 - Apr 2010 Core Hole
Mineralization May Continue in this Direction
Drill Hole Trace
GAX-104 = Drill Hole #
North Zone
Main Zone
Open
GAX-109
GAX-108
GAX-116
GAX-107
GAX-117
GAX-141
GAX-110
GAX-104
GAX-112
GAX-115
GAX-123
GAX-124
211800
212000
212200
212400
211800 m
2843600
2843400
2843200
0 50 100
Meters
N
0 150 300
Feet

Figure 2

El Gallo Cross Section Locations - Plan (Aerial) View

April 26, 2010

Legend
Mineralized Footprint
Jan 2009 - Apr 2010 Core Hole
Mineralization May Continue in this Direction
211800
212000
212200
212400
211800 m
2843600
2843400
2843200 m
2843200
Open
Cross Section Figure 4
Cross Section Figure 5
Cross Section Figure 3
Main Zone
Eastern Area
Southern Area
0 50 100
Meters
0 150 300
Feet
N

Figure 3

El Gallo Cross Section – Looking East (Section Number: NWSE South 22)

April 26, 2010

Surface
NW
SE
3.4 opt Ag / 65.9 ft
(117.0 gpt / 20.1 m)
1.7 opt Ag / 25.6 ft
(57.9 gpt / 7.8 m)
1.4 opt Ag / 114.8 ft
(49.2 gpt / 35.0 m)
300 Elev
300 Elev
Mineralization open to the Northwest
Mineralization open to the Southeast
4.6 opt Ag / 22.5 ft
(158.5 gpt / 6.9 m)
4.5 opt Ag / 100.4 ft
(154.5 gpt / 30.6 m)
GAX-003
GAX-007
GAX-042
GAX-112
200 Elev
200 Elev
GAX-082
GAX-115
GAX-015
GAX-016
Legend
Silver Mineralization
Dike
New Core Hole
Previously Released Core Hole
Mineral Intercept April 26, 2010
GAX-115 = Drill Hole ID
165 ft
50 m

Figure 4

El Gallo Cross Section – Looking East (Section Number: NWSE South 11)

April 26, 2010

NW
Surface
SE
1.5 opt Ag / 37.9 ft
(51.1 gpt / 11.6 m)
300
Elev
300
Elev
Mineralization
open to the
Southeast
31.2 opt Ag / 9.5 ft
(1,071.1 gpt / 2.9 m)
GAX-030
GAX-061
200
Elev
200
Elev
GAX-117
Legend
Silver Mineralization
New Core Hole
Previously Released Core Hole
Mineral Intercept
April 26, 2010
GAX-117 = Drill Hole ID
165 ft
50 m

Figure 5

El Gallo Cross Section – Looking East (Section Number: NWSE South 09)

April 26, 2010

Surface
NW
SE
Mineralization open
Mineralization open to the Southeast
300 Elev
300 Elev
4.2 opt Ag / 37.2 ft
(145.4 gpt / 11.4 m)
GAX-097
GAX-099
GAX-010
GAX-027
GAX-044
GAX-116
GAX-037
GAX-035
GAX-096
200 Elev
200 Elev
GAX-022
Legend
Silver Mineralization
New Core Hole
Previously Released Core Hole
Mineral Intercept April 26, 2010
GAX-116 = Drill Hole ID
165 ft
50 m

Figure 6

El Gallo Connecting the "Main Zone" to the "North Zone" - Plan (Aerial) View

April 26, 2010

Dec 31, 2009 - 43 Holes
No Continuity Between Zones
North Zone
Main Zone
April 26, 2010 - 117 Holes
Continuity Between Zones
North Zone
Main Zone
211800
211900
212000
212100
212200
212300
2843600
2843500
2843400
2843300
2843200
2843100
Legend
Mineralized Footprint
0
50
100
Meters
N
0
150
300
Feet